T. Rowe Price Institutional Global Multi-Sector
Bond Fund

Supplement to Summary Prospectus Dated October 1, 2017

At a Board meeting held on October 23, 2017, the fund’s Board of Directors approved the dissolution and liquidation of the fund, subject to approval by the fund’s shareholders. If approved by the fund’s shareholders, the dissolution and liquidation is expected to occur in the first quarter of 2018. In anticipation of the dissolution and liquidation, effective January 11, 2018, the fund will be closed to new investors and will no longer accept new accounts. After the fund is dissolved and liquidated, the fund will no longer be offered to shareholders for purchase.

In addition, on page 7, the portfolio manager table under “Management” is supplemented as follows:

Effective January 31, 2018, Kenneth A. Orchard will join Steven C. Huber as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Orchard joined T. Rowe Price International in 2010. Mr. Huber plans to retire from T. Rowe Price on or around December 31, 2018. If the fund is still in operation and has not been liquidated by December 31, 2018, Mr. Orchard will then become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is January 11, 2018.

E152-041-S 1/11/2018